UNITED STATES
                        SECURITIES AND EXCHNGE COMMISION
                            Washington, D. C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



     Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss. 240.14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400




                                                                     May 9, 2005




To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 9, 2005, at the Crowne Plaza, 36 Valley Road, Clark, New Jersey. The Crowne Plaza is located on the circle off exit 135 of the Garden State Parkway (telephone no. (732) 574-0100).

     The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                            Sincerely,

                                            /s/David Mintz
                                            David Mintz
                                            Chairman
                                            and Chief Executive Officer

                               TOFUTTI BRANDS INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 9, 2005

                              ---------------------

                                                            Cranford, New Jersey
                                                                     May 9, 2005

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, on Thursday, June 9, 2005 at 10:00 a.m., for the following purposes:

     1. To elect five directors to the Board of Directors for the ensuing year;

     2. To ratify the selection of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

     3. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

     Shareholders of record at the close of business on May 9, 2005 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                            By order of the Board of Directors,

                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary









           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 9, 2005

     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, June 9, 2005 at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning May 12, 2005.

Proxy Procedure

     Only shareholders of record at the close of business on May 9, 2005 are entitled to vote in person or by proxy at the Annual Meeting.

     Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

     The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     As of May 9, 2005, there were 5,636,867 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

     To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 47% of the outstanding shares of our common stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. Therefore, Mr. Mintz has significant influence over the election of the five nominees as directors and the ratification of the appointment of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm.

     Our Annual Report for the fiscal year ended January 1, 2005, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 12, 2005.

Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

     Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and

Exchange Commission. In order to be included in our year 2006 proxy material, a shareholder's proposal must be received not later than January 2, 2006 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention:
Secretary.


     ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

     Jeremy Wiesen, a director of our company since 1999 and a current member of our Audit Committee, gave notice to the company shortly before the mailing of this Proxy Statement that he did not wish to stand for re-election at the Annual Meeting. Although we were unable to select a nominee for the vacant position in the limited amount of time before the mailing of this Proxy Statement, we intend to fill the vacant position with a director who complies with the independence requirements of the Securities and Exchange Commission and the American Stock Exchange. Such director will also serve on our Audit Committee. We thank Mr. Wiesen for his many years of service to our company.

     Background information with respect to the five nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.


                                                                       Director
Nominee                    Principal Occupation                  Age    Since
-------                    --------------------                  ---    -----
David Mintz       Chairman of the Board of Directors and Chief   73      1981
                  Executive Officer
Joseph Fischer    Principal in FMM Investments                   65      2004
Aron Forem        President, Wuhl Shafman Lieberman Corp.        50      2000
Reuben Rapoport   Director                                       75      1983
Franklyn Snitow   Partner, Snitow Kanfer Holtzer & Millus LLP    58      1987


     David Mintz has been the Chairman of our Board of Directors and our Chief Executive Officer since August 1981.

     Joseph Fischer was appointed to our Board of Directors in March 2004. He has been the principal in FMM Investments, which manages private portfolios, since 1992. Prior to that and since 1982, Mr. Fischer was the Controller of the Swingline Division of American Brands Inc.

     Aron Forem has been a director since 2000. Since 1980, he has been president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeast United States.

     Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983.

     Franklyn Snitow has been a director since 1987. He has been a partner in the New York law firm of Snitow Kanfer Holtzer & Millus, LLP, our general counsel, and its predecessor firm since 1985.

     All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to our operations of the company.

     The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

     Our business and affairs are managed under the direction of our Board of Directors, composed of four non-employee directors and one employee director as of the date of this Proxy Statement. As a small business issuer listed on the American Stock Exchange, or AMEX, as of July 31, 2005 we are required to have a board of directors comprised of at least 50% independent directors, within the meaning of the AMEX Company Guide. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

     Our Board of Directors held two meetings during the fiscal year ended January 1, 2005. Four of the six directors then in office were in attendance at each meeting. As of July 31, 2005 we are required by the AMEX to hold meetings of our Board of Directors on at least a quarterly basis and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors' attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2004 annual meeting of shareholders, three of the six directors then in office were present and in attendance.

     Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

     Our full Board of Directors fulfills the roles of a nominating committee. It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of a standing committee. We are not currently required to have a nominating committee; however, effective as of July 31, 2005, the AMEX requires that our director nominations be selected, or recommended for the Board of Directors' selection, either by a majority of our independent directors or a nominating committee comprised solely of our independent directors. Messrs. Fischer, Forem and Snitow meet the independence standards set forth in the AMEX Company Guide.

Audit Committee

     In fiscal 2004 and through May 1, 2005, the Audit Committee consisted of Messrs. Fischer, Forem and Wiesen. Mr. Wiesen is not seeking reelection as a director of our company, and the Board of Directors is currently seeking a replacement for Mr. Wiesen on the Audit Committee. As a small business issuer listed on the AMEX, as of July 31, 2005 our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the AMEX. The Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities and Exchange Act of 1934, as amended, and in the listing standards of the AMEX. The Board of Directors has also determined that Joseph Fischer is an audit committee financial expert, as that term is defined in rules issued pursuant to the Sarbanes-Oxley Act of 2002.

     The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2004. As of July 31, 2005, the AMEX requires that our Audit Committee meet on at least a quarterly basis.

     The Board of Directors adopted and maintains a written charter for the Audit Committee.

Report of  Audit Committee

     The members of the Audit Committee have been appointed by our Board of Directors. The Audit Committee is governed by a charter which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three directors, who meet the independence and experience requirements of the American Stock Exchange. The Audit Committee oversees (1) the integrity of the financial statements of our company, (2) the qualifications, independence and performance of our independent auditors, (3) our company's financial reporting processes and accounting policies, (4) the performance of our company's internal audit function, and (5) the compliance by our company with legal and regulatory requirements. Management is responsible for the preparation and integrity of our financial statements. In addition, our Audit Committee reviews and has oversight over all related party transactions.

     The Audit Committee reviewed our audited financial statements for the fiscal year ended January 1, 2005 and members of the Audit Committee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1. Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended January 1, 2005.



                                            Audit Committee


                                            Joseph Fischer
                                            Aron Forem
                                            Jeremy Wiesen


Stockholder Communications with the Board of Directors

     Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

         Secretary
         Tofutti Brands Inc.
         50 Jackson Drive
         Cranford, New Jersey  07016

     Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of May 9, 2005 certain information regarding the ownership of our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors seeking reelection and for our executive officers and such directors as a group:

                                                   Amount of
                                                   Beneficial        Percent of
Name                                              Ownership(1)        Class(2)
----                                              ------------        --------
David Mintz............................           2,630,440             46.7%
Steven Kass............................             795,000(3)          12.4%
Financial & Investment Management
Group, Ltd. ...........................             380,350(4)           6.8%
John V. Winfield.......................             304,300(5)           5.4%
Reuben Rapoport........................              90,000              1.6 %
Franklyn Snitow........................              24,000              *
Aaron Forem............................              20,000(6)           *
Joseph Fischer.........................               6,667(7)           *
All Executive Officers and Directors as a
group (6 persons)......................           3,585,807(8)          55.5%

--------------

*    Less than 1%.

     The address of Messrs. Mintz, Kass, Fischer and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 9, 2005 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2)  Based on 5,636,867 shares issued and outstanding as of May 9, 2005.
(3)  Issuable upon the exercise of 795,000 currently exercisable stock options.
(4) Based on a Schedule 13 G filed by the Financial & Investment Management Group, Ltd., or the FIM Group, filed February 1, 2005. The address of the FIM Group is 111 Cass Street, Traverse City, MI 49684.
(5) Based on a Schedule 13 D filed by Mr.Winfield filed December 23, 2004. The address of Mr. Winfield is 820 Moraga Drive, Los Angeles, CA 90049.
(6)  Issuable upon the exercise of 6,667 currently exercisable stock options.
(7) Includes 20,000 shares issuable upon the exercise of currently exercisable stock options.
(8) Includes 821,667 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

     To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2004 all persons subject to these reporting requirements filed the required reports on a timely basis, except for the following inadvertently late filings by directors: Mr. Snitow was late filing two Form 4s and Mr. Rapoport was late filing one Form 4.

Executive Compensation

     The  following   table  sets  forth   information   concerning   the  total
compensation during the last three fiscal years for our executive officers whose total salary in fiscal 2004 totaled $100,000 or more:



                           SUMMARY COMPENSATION TABLE

                                             Annual              Long-Term
                                          Compensation         Compensation
                                          ------------         ------------
                                                           Securities Underlying
Name and Principal Position      Year      Salary ($)           Options (#)
---------------------------      ----      ----------           -----------
David Mintz,                     2004      $656,000(1)               --
Chief Executive Officer          2003       603,000(2)               --
and Chairman of the Board        2002       500,000(3)               --

Steven Kass,                     2004      $277,000(1)               --
Chief Financial Officer,         2003       275,000(2)               --
Secretary and Treasurer          2002       250,000(3)               --


--------------

(1) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year end and paid on or about April 1, 2005.

(2) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year end and paid on or about January 16, 2004.

(3) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 28, 2003.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year.

     There are currently no employment agreements between us and any of our officers. Mr. Snitow did not earn compensation for his service as a director in the last three years. In 2002 and 2003, Mr. Wiesen earned $2,500 and $1,000, respectively, for his services as director . For 2004, Mr Wiesen received $3,500 in cash compensation for his services as a director, which was paid in January 2005. In 2002, Mr. Forem donated his $1,000 fee for services as director to charity and did not receive any earned compensation in 2003 or 2004. Since his appointment in March 2004, Mr. Fischer received $3,500 in cash compensation for his service as a director, which was paid in January 2005. Mr. Fischer was granted options to purchase 20,000 shares of common stock at fair market value as of June 3, 2004.

     On January 27, 2005, our Board of Directors, based on the recommendation of the independent directors of our company, adopted a resolution increasing David Mintz's salary by $150,000 to $450,000 effective as of January 2, 2005.

Stock Options

     Neither of the officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

     The following table provides information concerning stock options held in 2004 by each of the executive officers named above in the Summary Compensation Table.


                                                              AGGREGATED OPTION EXERCISES IN LAST
                                                         FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                  -----------------------------------------------------------------------------------------
                                                                   Number of Shares Underlying       Value of Unexercised
                                  Shares                              Unexercised Options at         in the Money Options
                                  Acquired on      Value                    FY-End (#)                  at FY-End ($)
Name                              Exercise (#)     Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
----                              ------------     ------------     -------------------------     -------------------------
David Mintz,                            --              $ --                    --                              --
Chief Executive Officer
  and Chairman of the
  Board
Steven Kass,                            --                --                 795,000(E)                    1,904,000(E)(1)
  Chief Financial Officer,
  Secretary and Treasurer

-----------------------
(1) Calculated by subtracting option exercise price from year-end market price of $3.29 per share.
(E)  Exercisable options


Certain Transactions

     In view of the strong financial condition of our company, the Board of Directors on October 17, 2003 authorized a transaction with David Mintz whereby Mr. Mintz surrendered

300,000 of his options in consideration of the payment to him of $358,000, an amount equal to the difference of 75% of the closing market price of our common stock on that date ($3.45) less the exercise price of such options. In October 2003, $358,000 was paid to Mr. Mintz.

     On October 17, 1994, our Board of Directors adopted a resolution wherein we were authorized to purchase a $1 million plan on the life of our Chairman and President. The purpose of this transaction was to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would otherwise have necessitated a sale of the stock which might have had the negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member or termination of the policy prior to death, we were guaranteed to receive a complete refund of all premiums paid plus interest at 4%. As of December 28, 2002, the $200,000 balance receivable under this contract was completely secured by the guaranteed cash surrender value of the policy and the assets in a related party trust created specifically to generate payment to us in the event of termination of the policy prior to the death of the insured.

     Under the Sarbanes-Oxley Act of 2002, public companies are prohibited from extending credit to any director or executive officer, or from renewing or extending existing loans. As a result, public companies have taken the view that they may not make annual premium payments on split dollar insurance plans, since they may be deemed to be prohibited loans. In 2003, we ceased making any payments under the policy, subject to future guidance as to the legality of such payments. On December 24, 2003, we sold the policy to Mr. Mintz for $208,000, which represented all previous premiums paid by us plus interest of 4% per annum.

     On January 12, 2004, our Board of Directors authorized us to enter into a transaction with David Mintz whereby Mr. Mintz surrendered an additional 300,000 of his options, which represented the balance of the options held by him, in consideration of the payment to him of $324,000, an amount equal to the difference of 75% of the average closing price of our common stock on the nine days of trading from December 29, 2003 through January 9, 2004 ($3.00) less the exercise price of such options. In January 2004, $324,000 was paid to Mr. Mintz.

     The law firm of Snitow Kanfer Holtzer & Millus, LLP, of which one of directors, Franklyn Snitow, is a partner, represents us in our legal action against the candy manufacturer. During the fiscal years ended January 1, 2005 and December 27, 2003, we paid $47,000 and $9,000, respectively, in legal fees to Snitow Kanfer Holtzer & Millus, LLP.


     ITEM 2. APPOINTMENT OF AUDITORS

     Effective January 14, 2005, Wiss & Company, LLP, or Wiss, our independent accountants since April 1999, notified us that they would not stand for reappointment as our independent accountants. Wiss did not qualify their audit opinion for either of the past two fiscal years as to uncertainty, audit scope or accounting principles. There were no disagreements with Wiss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or any later interim period. None of the kinds of events listed in (A) or (B) of Item 304(a)(1)(iv) of Regulation S-B occurred during either of our two most recent fiscal years or any later interim period. Wiss was asked to provide a letter addressed to the SEC stating that they agreed with the above statements.

This letter was filed as Exhibit 16 to our Form8-K/A bearing a cover date of January 14, 2005 on January 25, 2005. On January 18, 2005, our Audit Committee appointed Amper, Politziner & Mattia, P.C. as our independent registered public accountants and on January 25, 2005, Amper, Politziner & Mattia, P.C. accepted the appointment as our independent registered public accountants.

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

          "RESOLVED: That the selection of Amper, Politziner & Mattia, P.C. by the Board of Directors to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 31, 2005 is ratified, confirmed and approved."

     The Board of Directors believes that Amper, Politziner & Mattia, P.C. has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our auditors. The Board of Directors recommends that the shareholders ratify and approve the selection of Amper, Politziner & Mattia, P.C. as our auditors for the fiscal year ending December 31, 2005.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Amper, Politziner & Mattia, P.C. ceases to act as our auditors, the Board of Directors will appoint other independent public accountants as our auditors.

     Representatives of Amper, Politziner & Mattia, P.C. will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Public Accountants

     The following table sets forth, for each of the last two fiscal years, the fees paid to our independent public accountants.


                                                     Fiscal Year Ended,
                                              January 1,          December 27,
                                                 2005                 2003
                                            ---------------    -----------------
      Audit Fees (1) ....................       $36,225              $33,000
      Audit-Related Fees ................          --                   --
      Tax Fees ..........................          --                   --
      All Other Fees ....................          --                   --
                                            ---------------    -----------------
      Total  ............................       $36,225(2)           $33,000(3)

---------
(1) "Audit Fees" are fees for professional services rendered by our independent accountants for the audit of our annual financial statements and review of our financial statements included in our Form 10-KSB, and services that are normally provided by our independent accountants in connection with statutory and regulatory filings or engagements for each of the fiscal years.
(2) Fees paid to Amper, Politziner & Mattia, P.C. in 2005 for the fiscal 2004 audit.
(3)  Fees paid to Wiss & Company, LLP in 2004.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors. Our Audit Committee has established a policy for pre-approving the services provided by our independent auditors in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee's responsibilities, including the pre-approval of services to be performed by the independent auditors.

     The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditors. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

     The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to the Audit Committee.

     All of the audit services provided by the independent auditors in fiscal year 2004 were approved by the Audit Committee under its pre-approval policies.

     The Board of Directors recommends a vote FOR the foregoing proposal.


                                  OTHER MATTERS

     Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Our financial statements are included in our Annual Report to Shareholders for the 2004 fiscal year, which was expected to be mailed to the shareholders beginning May 12, 2005.

     A COPY OF OUR 2004 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.


                                            By Order of the Board of Directors,


                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary




Dated: May 9, 2005

                                                                       APENDIX A


                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 9, 2005 at 10:00 a.m. at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               TOFUTTI BRANDS INC.

                                  June 9, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF DIRECTORS  AND
"FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. The election of five Directors.
                                                    NOMINEES:
[ ]     FOR ALL NOMINEES                            ( ) DAVID MINTZ
                                                    ( ) JOSEPH FISCHER
                                                    ( ) ARON FOREM
[ ]     WITHHOLD AUTHORITY FOR ALL NOMINEES         ( ) REUBEN RAPOPORT
                                                    ( ) FRANKLYN SNITOW
[ ]     FOR ALL EXCEPT (See instructions below)



INSTRUCTION:      To withhold  authority to vote for any individual  nominee(s),
-----------       mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: (X)




2. To ratify the selection of Amper, Politziner & Mattia, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

               [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN


3. To transact such other business as may properly come before the meeting, or any adjournment thereof.


THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF AMPER, POLITZINER & MATTIA, P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Shareholder__________ Date _____
Signature of Shareholder__________ Date _____

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.